Exhibit 10.1

WAIVER
November 10, 2006
Collegiate Pacific Inc.
13950 Senlac Drive, Suite 100
Dallas, Texas 75234
     Re: Waiver of Loan Covenant
Ladies and Gentlemen:
     We refer to the Credit Agreement dated June 29, 2006 among Collegiate Pacific Inc., Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent, as a Lender and as Sole Bookrunner and Sole Lead Arranger, and the additional Lenders from time to time party thereto (the “Credit Agreement”) and all other Financing Documents (as defined in the Credit Agreement). Capitalized terms used but not defined herein shall have the meanings assigned to those terms in the Credit Agreement.
Covenant Waiver
     Section 7.1 of the Credit Agreement required, among other things, that the Fixed Charge Coverage Ratio as at September 30, 2006 be not less than 1.10 to 1.00, and Section 7.2 of the Credit Agreement required, among other things, that the Senior Leverage Ratio as at September 30, 2006 not exceed 2.50 to 1.00. Borrower has advised the Administrative Agent and the Lenders that as at September 30, 2006, its Fixed Charge Coverage ratio was .94 to 1.00 and its Senior Leverage Ratio was 2.54 to 1.00 (the “Identified Defaults”), and Borrower has requested that the Lenders waive the Identified Defaults.
     In reliance on the representations and warranties of Borrower set forth herein, including, without limitation, that the Fixed Charge Coverage Ratio as at September 30, 2006 was as set forth above (.94 to 1.00) and that the Senior Leverage Ratio was as set forth above (2.54 to 1.00), the Lenders hereby waive the Identified Defaults without exercising any rights or remedies available as a result of the occurrence thereof. Borrower acknowledges and agrees that the foregoing waiver is limited precisely as written and, except for the waiver of the Identified Defaults, all of the terms and conditions of the Financing Documents shall remain in full force and effect in accordance with their respective terms, all of which are hereby ratified and confirmed in all respects.
Miscellaneous
     This letter does not in any manner constitute a waiver of (a) any of Administrative Agent’s of the Lenders’ rights, remedies or powers pursuant to the Credit Agreement or any other Loan Document or applicable law, or (b) any Default or Events of Default under the Credit Agreement or the other Financing Documents, other than the Identified Defaults.
     Borrower and the Guarantors acknowledge, warrant and agree, as a primary inducement to Administrative Agent and the Lenders to enter into this letter, that: (a) no Default or Event of Default other than the Identified Defaults has occurred and is continuing under the Financing Documents, (b) each of the representations and warranties of Borrower and the Guarantors in the Financing Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof, (c) none of Borrower or any of the Guarantors have any claim against Administrative Agent, the Lenders or any of their respective affiliates arising out of or in connection with the Financing Documents or any other matter whatsoever, and (d) none of Borrower or any of the Guarantors have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Financing Documents.
     Provided that no Default or Event of Default other than the Identified Defaults shall then have occurred and be continuing under the terms of the Financing Documents, this letter will become effective on the date (the “Effective Date”) upon which Borrower and the Guarantors shall have executed and returned to Administrative Agent the enclosed duplicate copy of this letter.
     Notwithstanding the foregoing, if for any reason the Effective Date shall not occur within 14 days of the date of this letter, then this letter will, at the sole option of MLBFS, be void.

Very truly yours,

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Administrative Agent and as a Lender

By:	/s/ Brian Talty

Print Name: Brian Talty
Print Title: Vice President

Accepted and Agreed:

Borrower:

COLLEGIATE PACIFIC INC.

By:	/s/ William R. Estill

Print Name: William R. Estill
Print Title: Chief Financial Officer

Guarantors:

KESSLER TEAM SPORTS INC.

By:	/s/ William R. Estill

Print Name: William R. Estill
Print Title: Chief Financial Officer

TOMARK SPORTS INC.

By:	/s/ William R. Estill

Print Name: William R. Estill
Print Title: Chief Financial Officer

DIXIE SPORTING GOODS CO., INC.

By:	/s/ William R. Estill

Print Name: William R. Estill
Print Title: Chief Financial Officer

CMS OF CENTRAL FLORIDA, INC.

By:	/s/ William R. Estill

Print Name: William R. Estill
Print Title: Chief Financial Officer

SALKELD & SONS, INC.

By:	/s/ William R. Estill

Print Name: William R. Estill
Print Title: Chief Financial Officer

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